Exhibit 32.2

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Bruce Harmon, Chief Financial Officer of Marizyme, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Quarterly Report on Form 10-Q/A of the Company for the period ended September 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 24, 2020	By:	/s/ Bruce Harmon
Bruce Harmon Chief Financial Officer (Principal Accounting Officer)